UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 22, 2004
                                                         ---------------------

                           GIBRALTAR STEEL CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         Delaware                     0-22462                  16-1445150
  -------------------------       ----------------       ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

               3556 Lake Shore Road
                  P.O. Box 2028
                Buffalo, New York                             14219-0228
                -----------------                             ----------
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (716) 826-6500
                                                          --------------------

    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure.

The following information is being provided under Item 5: On March 22, 2004, Gibraltar Steel Corporation issued a press release announcing that David W. Kay has been named Executive Vice President and Chief Financial Officer and Treasurer effective April 1, 2004 and John E. Flint, current Chief Financial Officer, has accepted a new position of Senior Vice President, Controller and Secretary.

The information contained in the press release dated March 22, 2004, is incorporated herein by reference and attached as exhibit 99.1 herein.

Item 7 Financial Statements and Exhibits.
         (c) Exhibits.
                  99.1     Press Release of the Company dated March 22, 2004.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 22, 2004                       GIBRALTAR STEEL CORPORATION

                                            /S/  Henning Kornbrekke
                                            --------------------------------
                                            Name: Henning Kornbrekke
                                            Title:  President



EXHIBIT INDEX
99.1 Press Release of the Company dated March 22, 2004